UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2022

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
1.414% Notes due 2022	ZBH 22A	New York Stock Exchange
2.425% Notes due 2026 1.164% Notes due 2027	ZBH 26 ZBH 27	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02Results of Operations and Financial Condition.

On March 1, 2022, Zimmer Biomet Holdings, Inc. (the “Company”) announced the completion of the separation (the “Separation”) of its spine and dental businesses through the distribution by the Company of 80.3% of the outstanding shares of common stock of ZimVie Inc. (“ZimVie”) to the Company’s stockholders at the close of business on February 15, 2022 (the “Record Date”). The distribution was made in the amount of one share of ZimVie common stock for every ten shares of Company common stock owned by the Company’s stockholders at the close of business on the Record Date.  Attached hereto as Exhibit 99.1 are unaudited consolidated statements of earnings that recast the historical results of the spine and dental businesses by excluding them from net sales, expenses and other line items, and reflecting them as discontinued operations. The Company will reflect the impact of the Separation on its consolidated financial statements beginning with its Form 10-Q for the period ended March 31, 2022.

The Company is also recasting certain of its previously-disclosed unaudited non-GAAP financial measures to exclude discontinued operations and to include upfront charges and development milestones related to in-process research and development (“IPR&D”) projects acquired in a transaction other than a business combination in its non-GAAP financial measures. Previously, material charges for these IPR&D projects were excluded from the Company’s non-GAAP financial measures. The Company is making this adjustment due to recent guidance from the U.S. Securities and Exchange Commission. The Company intends to include upfront charges and development milestones related to IPR&D projects acquired in transactions other than business combinations in its non-GAAP financial measures beginning with the press release announcing its financial results for the quarter ended March 31, 2022. Additional information related to the changes in non-GAAP financial measures is discussed further in Exhibit 99.1.

The recast unaudited consolidated statements of earnings on a continuing operations basis and the financial information furnished herewith are for informational purposes only. They do not necessarily reflect the results that would have been reported had the Separation been completed prior to the periods presented and are not necessarily indicative of future results.

The information contained in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the Company’s anticipated treatment of charges related to certain IPR&D for the quarter ended March 31, 2022, and the related impact to the Company’s GAAP and non-GAAP earnings per share.  Forward-looking statements may be identified by the use of forward-looking terms such as “intends,” “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could” and similar expressions or the negatives of such terms or other variations on such terms or comparable terminology. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements, including relating to the Company’s quarter-end closing process and review by management and the Audit Committee of the Company’s Board of Directors. For a list and description of some of such risks, uncertainties and changes in circumstances, see the Company’s filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and the Company expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, since, while management believes the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX
Exhibit No.	Description
99.1	Unaudited Recast Historical Financial Information Furnished Pursuant to Item 2.02
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 28, 2022

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary